Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350

In connection with the Quarterly Report of Amazon.com, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2004 as filed with the Securities and Exchange Commission (“SEC”) on or about the date hereof (the “Report”), I, Jeffrey P. Bezos, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

/s/ JEFFREY P. BEZOS
Jeffrey P. Bezos Chairman and Chief Executive Officer (Principal Executive Officer)

Date: July 22, 2004